UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

November 7, 2015

Date of Report (Date of Earliest Event Reported)

LITTELFUSE, INC.

(Exact name of registrant as specified in its charter)

Delaware	0-20388	36-3795742
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

8755 W. Higgins Road, Suite 500, Chicago, IL 60631 (Address of Principal Executive Offices) (Zip Code)

Registrant’s telephone number, including area code: (773) 628-1000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

On November 7, 2015, Littelfuse, Inc., a Delaware corporation (“Littelfuse” or the “Company”), and TE Connectivity Ltd., a Swiss corporation (“Seller”), entered into a stock and asset purchase agreement (the “Purchase Agreement”), pursuant to which the Company has agreed to acquire Seller’s circuit protection business (the “CP Business”), as further described below.

Transaction Overview

On the terms and conditions set forth in the Purchase Agreement, the Company has agreed to purchase the CP Business from Seller by acquiring certain entities and assets comprising the CP Business (the “Transaction”) for a purchase price of $350 million in cash, subject to certain adjustments after closing. In connection with the Transaction, the Company will also assume certain liabilities of the CP Business.

The completion of the Transaction is subject to certain customary closing conditions, including (i) expiration or termination of the waiting period (and any extensions thereof) applicable under the Hart-Scott-Rodino Antitrust Improvements Act of 1976 and other antitrust filings and approvals having been made and obtained, (ii) the receipt of certain required clearances, consents and approvals of specified governmental authorities having been obtained, and (iii) the absence of any order, judgment, injunction, law or other legal restraint prohibiting the consummation of the Transaction. Each party’s obligation to consummate the Transaction is also subject to certain additional closing conditions, including the material accuracy of the other party’s representations and warranties contained in the Purchase Agreement, the other party’s compliance in all material respects with its covenants and agreements contained in the Purchase Agreement and the completion of certain planned restructuring actions that Seller has agreed to take prior to the closing.

The Purchase Agreement contains customary representations, warranties and covenants by each party that are subject, in some cases, to specified exceptions and qualifications contained in the Purchase Agreement. Among other things, Seller has agreed (i) to conduct the CP Business in the ordinary course consistent with past practice in all material respects between the execution of the Purchase Agreement and the closing of the Transaction, (ii) not to engage in certain transactions, such as equity issuances, incurrence of indebtedness or acquisitions, in each instance with respect to the CP Business and the assets to be transferred, between the execution of the Purchase Agreement and the closing of the Transaction, except with the written consent of the Company, and (iii) not to compete with the CP Business (subject to certain exceptions) for a period of three years after the closing date.

Each of the parties is required to use their respective reasonable best efforts to consummate the Transaction, including in connection with the making of certain regulatory filings described in the Purchase Agreement. Without limiting the foregoing, the Company must use its reasonable best efforts to take all actions necessary to obtain the required consents from antitrust authorities, including agreeing to the sale, divestiture or disposition of assets of the Company or the CP Business (or any combination thereof) and taking actions that would limit the Company’s freedom of action with respect to its assets or assets of the CP Business (or any combination thereof). However, the Company will not be required to take any action or actions that would, or would reasonably be expected to, individually or in the aggregate, have a material adverse effect on the CP Business.

Both the Company and the Seller have agreed, following the closing, to indemnify the other party for losses arising from certain breaches of the Purchase Agreement and for certain other liabilities, subject to certain limitations.

Transition Services Agreement

The Company and Seller have agreed that, upon the consummation of the Transaction, they will enter into a transition services agreement pursuant to which Seller will agree to provide the Company, for periods of generally up to one year, certain services that are currently provided by Seller to the CP Business, including with respect to: information technology, operations and logistics, finance, accounting and tax, human resources and real property.

The foregoing description of the Purchase Agreement and the Transaction does not purport to be complete, and is qualified in its entirety by reference to the full text of the Purchase Agreement, which is filed herewith as Exhibit 2.1 and is incorporated herein by reference.

The Purchase Agreement has been included to provide investors with information regarding its terms. It is not intended to provide any other factual information about the Company, Seller, any of their respective affiliates or the CP Business. The Purchase Agreement contains representations and warranties that are the product of negotiations among the parties thereto and that the parties made to, and solely for the benefit of, each other as of specified dates. The assertions embodied in those representations and warranties are subject to qualifications and limitations agreed to by the respective parties and are also qualified in important part by confidential disclosure schedules delivered in connection with the Purchase Agreement. The representations and warranties may have been made for the purpose of allocating contractual risk between the parties to the Purchase Agreement instead of establishing these matters as facts, and may be subject to standards of materiality applicable to the contracting parties that differ from those applicable to investors. Investors should not rely on the representations, warranties and covenants or any descriptions thereof as characterizations of the actual state of facts or condition of the Company, Seller, any of their respective subsidiaries or affiliates or the CP Business.

Forward-Looking Statements

The statements in this communication that are not historical facts are intended to constitute “forward-looking statements” entitled to the safe-harbor provisions of the Private Securities Litigation Reform Act. These statements may involve risks and uncertainties, including, but not limited to, risks relating to product demand and market acceptance, economic conditions, the impact of competitive products and pricing, product quality problems or product recalls, capacity and supply difficulties or constraints, coal mining exposures reserves, failure of an indemnification for environmental liability, exchange rate fluctuations, commodity price fluctuations, the effect of the Company’s accounting policies, labor disputes, restructuring costs in excess of expectations, pension plan asset returns less than assumed, integration of the acquired business or other acquisitions, the ability to consummate the proposed transaction on the anticipated timeline or at all, the ability to realize the anticipated benefits of the proposed transaction, and other risks which may be detailed in the Company’s other Securities and Exchange Commission filings. Should one or more of these risks or uncertainties materialize or should the underlying assumptions prove incorrect, actual results and outcomes may differ materially from those indicated or implied in the forward-looking statements. This communication should be read in conjunction with information provided in the financial statements appearing in the Company’s Annual Report on Form 10-K for the year ended December 27, 2014. For a further discussion of the risk factors of the Company, please see Item 1A. “Risk Factors” to the Company’s Annual Report on Form 10-K for the year ended December 27, 2014.

Item 9.01.	Financial Statements and Exhibits.

(d) Exhibits.

Exhibit Number	Description

2.1	Stock and Asset Purchase Agreement, dated as of November 7, 2015, by and between Littelfuse, Inc. and TE Connectivity Ltd.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

LITTELFUSE, INC.

DATE: November 12, 2015	By:	/s/ Phillip G. Franklin
	Name:	Phillip G. Franklin
	Title:	Executive Vice President and Chief Financial Officer

EXHIBIT INDEX

Exhibit Number	Description

2.1	Stock and Asset Purchase Agreement, dated as of November 7, 2015, by and between Littelfuse, Inc. and TE Connectivity Ltd.*

* Schedules and exhibits have been omitted pursuant to Item 601(b)(2) of Regulation S-K. The Company hereby undertakes to furnish supplementally to the U.S. Securities and Exchange Commission copies of any of the omitted schedules and exhibits upon request; provided, however that the Company may request confidential treatment pursuant to Rule 24b-2 of the Securities Exchange Act of 1934 for any schedule so furnished.